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                                                                   EXHIBIT 10.4

                               SECURITY AGREEMENT

         CA SHORT COMPANY, a Delaware corporation, hereinafter called "Borrower," for value received, hereby grants to PAGES, INC., a Delaware corporation, hereinafter called "Secured Party," a security interest in the following property:

Any and all inventory and accounts receivable of Borrower, whether in existence on the date hereof or acquired by Borrower after the date hereof;

(all of which is hereafter called "Collateral"), to secure the payment of the Subordinated Debenture executed by Borrower in the principal amount of Five Million Dollars ($5,000,000.00), of even date herewith, and any and all extensions or renewals thereof (the "liability"), and also to secure the performance by Borrower of the agreements hereinafter set forth, and all sums hereafter paid, expended or advanced by the said Secured Party under the terms of this Agreement, together with interest thereon.

This Security Agreement is subject and subordinate to any and all security and pledge agreements ("Senior Pledges") whatsoever executed by Borrower in favor of Huntington National Bank, N.A., its successors and assigns.

        This Security Agreement shall terminate and shall be null and void in the event of (i) a change of control of Secured Party, or (ii) an assignment by Secured Party of the Subordinated Debenture. For purposes hereof, the term "change of control" means the acquisition by any person, entity, or group (a such term is defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the securities and Exchange Commission adopted thereunder) of common stock of the Secured Party in a transaction or series of transactions that result in such person, entity, or group owning beneficially 50% or more of the outstanding common stock of the Secured Party.

Borrower hereby warrants and agrees that:

        1. Subject to the Senior Pledges, Borrower will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

        2. Borrower authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed by the Secured Party describing the Collateral in the same or similar manner as it is described herein, and agrees from time to time at the request of Secured Party, to execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain a valid security interest in the Collateral (free of all other liens and claims whatsoever except for the Senior Pledges) to secure the payment of the liability.

        3. Subject to the Senior Pledges, Borrower will not (a) permit any liens or security interests (other than Secured Party's security interest) to attach to any of the Collateral; (b) permit any of the Collateral to be levied upon under the legal process; (c) sell, transfer, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Party;



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or (d) permit anything to be done that may impair the value of any of the
Collateral or the security intended to be afforded by this Agreement.

        4. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when due any liability (or any installment thereof or interest thereon), or default in the payment or performance of any obligation, covenants, agreement, or liability contained or referred to herein including without limitation the indebtedness secured by the Senior Pledges; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Borrower proves to have been false in any material respect when made or furnished; (c) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Borrower alleging that Borrower is insolvent or unable to pay debts as they mature; (d) dissolution, merger or consolidation, or transfer of a substantial part of the property of Borrower; and (e) appointment of a receiver for the Collateral or any thereof or for any property in which any Borrower has any interest.

        5. Upon the occurrence of any such default or at any time thereafter, Secured Party shall have and may exercise from time to time any and all rights and remedies of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law.

        6. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under the Subordinated Debenture. The singular pronoun, when used herein, shall include the plural and the neuter shall include masculine and feminine. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all liabilities of Borrower shall bind the successors and assigns of Borrower.

        7. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, this Agreement has been duly executed as of the _____ day of ______________, 1996.


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SIGNATURE PAGE TO THE SECURITY AGREEMENT - CA SHORT COMPANY

Signed, sealed & delivered CA SHORT COMPANY in the presence of:





-----------------------------             By:
Signature                                    ------------------------------

                                          As:  President

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Print name                                Address:

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Signature

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Print name


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